SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

October 8, 2009

Date of Report (Date of earliest event reported)

WINDSTREAM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32422	20-0792300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Rodney Parham Road, Little Rock, Arkansas	72212
(Address of principal executive offices)	(Zip Code)

(501) 748-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 8, 2009 (the “Closing Date”), Windstream Corporation (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing that it had completed its previously announced offering of its 7.875% Senior Notes due 2017 (the “Notes”). In connection with the issuance of the Notes, the Company entered into an Indenture, dated as of the Closing Date (the “Indenture”), among the Company, certain subsidiaries of the Company named therein, as guarantors (the “Guarantors”) and U.S. Bank National Association, as Trustee and a Registration Rights Agreement, dated as of the Closing Date (the “Registration Rights Agreement”), among the Company, the Guarantors, and J.P. Morgan Securities Inc. as representative of the several initial purchasers of the Notes (the “Initial Purchasers”). The Notes were offered only to qualified institutional buyers pursuant to Rule 144A under the Securities Act, and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).

On the Closing Date, the Company issued a separate press release, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference, announcing that it has been informed by the administrative agent under its existing senior secured credit facilities that the requisite lenders have consented to the previously announced Second Amended and Restated Credit Agreement (the “Amended Credit Agreement”), which amends and restates the Company’s existing Amended and Restated Credit Agreement, dated as of February 27, 2007, as amended (the “Prior Credit Agreement”), to, among other things, extend the maturities of a portion of the facilities, increase the interest rates on loans which have extended maturities and amend certain covenants. In connection with the proposed Amended Credit Agreement, the Company entered into an Amendment Agreement, dated as of October 8, 2009, with JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the consenting lenders (the “Amendment Agreement”) setting forth the conditions to effectiveness of the Amended Credit Agreement. The Amended Credit Agreement is expected to be effective on October 19, 2009, subject to the satisfaction of the conditions set forth in the Amendment Agreement.

Indenture

Pursuant to the Indenture, the Company issued and sold to the Initial Purchasers $400 million aggregate principal amount of the Notes. The terms of the Indenture provide that, among other things, the Notes are senior unsecured obligations of the Company and will rank equally with the Company’s unsecured unsubordinated debt, senior to any of the Company’s subordinated debt and effectively be subordinated to the Company’s secured debt, including indebtedness under the Amended Credit Agreement, to the extent of the assets securing such debt. The Company’s obligations under the Notes are jointly and severally guaranteed by all of the Company’s domestic subsidiaries that guarantee the borrowings under the Amended Credit Agreement.

Interest on the Notes accrues at a rate of 7.875% per annum. Interest on the Notes is payable semiannually in arrears on May 1 and November 1 of each year, commencing on May 1, 2010. The Company will make each interest payment to the holders of record of the Notes on the immediately preceding April 15 and October 15.

At any time, the Company may redeem all or part of the Notes upon not less than 30 nor more than 60 days’ prior notice at a redemption price equal to the sum of (i) 100% of the principal amount thereof, plus (ii) a make-whole premium as of the date of redemption, plus (iii) accrued and unpaid interest and additional interest, if any, thereon, to the date of redemption.

Repurchase upon Change of Control. Upon the occurrence of a change in control triggering event (as defined in the Indenture), each holder of the Notes may require the Company to repurchase all or a portion of the Notes in cash at a price equal to 101% of the aggregate principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, thereon to the date of repurchase.

Other Covenants. The Indenture contains covenants that limit, among other things, the Company’s and certain of its subsidiaries’ ability to (1) incur additional debt and issue preferred stock, (2) make certain restricted payments, (3) consummate specified asset sales, (4) enter into transactions with affiliates, (5) create liens, (6) declare or pay any dividend or make any other distributions, (7) make certain investments and (8) merge or consolidate with another person.

Events of Default. The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture, payment defaults or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the Trustee or holders of at least 25% in principal amount of the then outstanding Notes may declare the principal of and accrued but unpaid interest, including additional interest, on all the Notes to be due and payable.

Use of Proceeds. The Company expects to use the net proceeds of the offering, together with cash on hand, to finance the cash component of the purchase price of the previously announced acquisitions of D&E Communications, Inc. (“D&E”) and Lexcom, Inc., to refinance certain indebtedness of D&E in connection with the acquisition, to pay related transaction fees and expenses and for general corporate purposes.

The foregoing description of the Indenture and the Notes is qualified in its entirety by reference to the full text of the Indenture and the Notes, copies of which are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Registration Rights Agreement

In connection with the offering of the Notes, the Company has agreed pursuant to the Registration Rights Agreement to file a registration statement (the “Exchange Offer Registration Statement”) with the Securities and Exchange Commission (the “SEC”) with respect to a registered offer (the “Registered Exchange Offer”) to exchange the Notes for new notes of the Company (the “Exchange Notes”) having terms substantially identical in all material respects to the Notes within 120 days of the Closing Date, and to use its commercially reasonable efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act, within 180 days after the Closing Date. The Exchange Notes will generally be freely transferable under the Securities Act.

In addition, the Company has agreed under certain circumstances to file one or more shelf registration statements to cover resales of the Notes. In the event that (i) applicable interpretations of the staff of the SEC do not permit the Company to effect a Registered Exchange Offer, (ii) for any other reason the Registered Exchange Offer is not consummated within 210 days of the Closing Date, (iii) an Initial Purchaser notifies the Company following consummation of the Registered Exchange Offer that Notes held by such Initial Purchaser are not eligible to be exchanged for the Exchange Notes in the Registered Exchange Offer, or (iv) certain holders of the Notes are not permitted to participate in the Registered Exchange Offer or do not receive fully tradable Exchange Notes pursuant to the Registered Exchange Offer, the Company will, at its cost, (a) promptly file and use its commercially reasonable efforts to cause to become effective no later than 210 days after the Closing Date a shelf registration statement with the SEC covering resales of the Notes and (b) use its commercially reasonable efforts to keep the shelf registration statement continuously effective for a period of two years after its effective date (subject to certain exceptions).

If the Company fails to satisfy these obligations and its other obligations as set forth in the Registration Rights Agreement, the Company will be required to pay additional interest to the holders of the Notes. The Company agrees that if: (i) it does not file an Exchange Offer Registration Statement with respect to the Notes with the SEC on or prior to the 120th day following the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 180th calendar day following the Closing Date, or (iii) the Exchange Offer is not consummated or a shelf registration statement is not declared effective, in each case on or prior to the 210th day following the Closing Date, (any event described in (i) through (iii) being referred to individually as a “Registration Default”), then the Company will pay additional cash interest on the Notes. The rate of the additional interest will be 0.25% per annum for the first 90-day period immediately following the occurrence of a Registration Default, and such rate will increase by an additional 0.25% per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum additional interest rate of 1.0% per annum. The Company will pay such additional interest on regular interest payment dates. Such additional interest will be in addition to any other interest payable from time to time with respect to the Notes and the Exchange Notes.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.3 and incorporated herein by reference.

Amendment Agreement and Amended Credit Agreement

The material changes under the Amended Credit Agreement include the following:

Maturity. The Company expects that the maturity date of a substantial portion of revolving loans will be extended from July 17, 2011 to July 17, 2013, the maturity date of a substantial portion of Term Loan A loans will be extended from July 17, 2011 to July 17, 2013 and the maturity date of a substantial portion of Term Loan B loans will be extended from July 17, 2013 to December 17, 2015.

Interest Rates and Fees. The interest rate for extended maturity revolving loans and Term Loan A loans will each be increased by 1.00%. The interest rate for extended maturity Term Loan B loans will be increased by 1.25%. The commitment fee on the average daily amount of unused extended revolving commitments will be 0.50% (subject to a step-down based on the Company’s leverage ratio).

Indebtedness. The Amended Credit Agreement permits the Company and the guarantors to issue senior secured notes on a pari passu basis with the security interests supporting the Amended Credit Agreement so long as the aggregate amount of such senior secured notes and the incremental facility available under the Amended Credit Agreement does not exceed $800,000,000.

Capital Expenditures. In addition to the existing permitted annual capital expenditures, the changes in the Amended Credit Agreement permit an additional 20% of the consolidated adjusted EBITDA of each acquired business starting in the fiscal year in which an acquisition occurs and for each fiscal year thereafter.

Other than as described herein, the material terms of the Amended Credit Agreement are the same as the Prior Credit Agreement. For a description of the material terms of the Prior Credit Agreement, see Item 1.01 “Entry Into a Material Definitive Agreement — Amended Credit Agreement” in the Company’s Current Report on Form 8-K filed on March 1, 2007, which is incorporated herein by reference.

The foregoing descriptions of the Amendment Agreement and the Amended Credit Agreement are qualified in their entirety by reference to the full text of the Amendment Agreement and the form of the Amended Credit Agreement, which are attached hereto as Exhibit 10.1 and 10.2, respectively, and which are incorporated herein by reference.

Certain of the Initial Purchasers and their affiliates perform various financial advisory, investment banking and commercial banking services from time to time for the Company and its affiliates. They have received customary fees and commissions for these transactions. Each of the Initial Purchasers or their affiliates act as lenders under the Company’s senior secured credit facilities. In addition, J.P. Morgan Securities Inc. is the sole bookrunner and lead arranger under the senior secured credit facilities, and is an affiliate of JPMorgan Chase Bank, N.A., which is the administrative agent and collateral agent under the senior secured credit facilities. Bank of America, N.A., an affiliate of Banc of America Securities LLC, Citibank, N.A., an affiliate of Citigroup Global Markets Inc., and Wachovia Bank, National Association, an affiliate of Wells Fargo Securities LLC, are each acting as co-documentation agents under the senior secured credit facilities.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs, and assumptions that the Company believes are reasonable but are not guarantees of future events and results. Actual future events and results of the Company may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Factors that could cause actual results to differ materially from those contemplated above include, among others: further adverse changes in economic conditions in the markets served by the Company; the extent, timing and overall effects of competition in the communications business; continued access line loss; the impact of new, emerging or competing technologies; the adoption of inter-carrier compensation and/or universal service reform proposals by the Federal Communications Commission or Congress that results in a significant loss of the Company’s revenue; the risks associated with the integration of acquired businesses or the ability to realize anticipated synergies, cost savings and growth opportunities; the availability and cost of financing in the corporate debt markets; the potential for adverse changes in the ratings given to the Company’s debt securities by nationally accredited ratings organizations; the effects of federal and state legislation, and rules and regulations governing the communications industry; material changes in the communications industry that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; unexpected results of litigation; unexpected rulings by state public service commissions in proceedings regarding universal service funds, inter-carrier compensation or other matters that could reduce revenues or increase expenses; the effects of work stoppages; the impact of equipment failure, natural disasters or terrorist acts; earnings on pension plan investments significantly below the Company’s expected long term rate of return for plan assets; unexpected results of relocation of the Company’s data center; and those additional factors under the caption “Risk Factors” in the Company’s Form 10-K for the year ended December 31, 2008. In addition to these factors, actual future performance, outcomes and results may differ materially because of more general factors including, among others, general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors that could cause the Company’s actual results to differ materially from those contemplated in the forward-looking statements contained in this Current Report on Form 8-K should be considered in connection with information regarding risks and uncertainties that may affect the Company’s future results included in the Company’s filings with the SEC at www.sec.gov.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Form 8-K is hereby incorporated into this Item 2.03.

5

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

4.1	Indenture dated as of October 8, 2009, among Windstream Corporation, certain subsidiaries of Windstream Corporation as guarantors thereto and U.S. Bank National Association

4.2	Form of 7.875% Senior Note due 2017 (included in Exhibit 4.1)

4.3	Registration Rights Agreement dated October 8, 2009 among Windstream Corporation, certain subsidiaries of Windstream Corporation as guarantors thereto and J.P. Morgan Securities Inc.

10.1	Amendment Agreement, dated as of October 8, 2009, with JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the consenting lenders

10.2	Form of Second Amended Credit Agreement (included in Exhibit 10.1)

99.1	Press Release dated October 8, 2009 regarding completion of Notes offering

99.2	Press Release dated October 8, 2009 regarding Credit Agreement Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 14, 2009

WINDSTREAM CORPORATION

By:	/S/ JOHN P. FLETCHER
Name:	John P. Fletcher
Title:	Executive Vice President and General Counsel

Exhibit List

4.1	Indenture dated as of October 8, 2009, among Windstream Corporation, certain subsidiaries of Windstream Corporation as guarantors thereto and U.S. Bank National Association

4.2	Form of 7.875% Senior Note due 2017 (included in Exhibit 4.1)

4.3	Registration Rights Agreement dated October 8, 2009 among Windstream Corporation, certain subsidiaries of Windstream Corporation as guarantors thereto and J.P. Morgan Securities Inc.

10.1	Amendment Agreement, dated as of October 8, 2009, with JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the consenting lenders

10.2	Form of Second Amended Credit Agreement (included in Exhibit 10.1)

99.1	Press Release dated October 8, 2009 regarding completion of Notes offering

99.2	Press Release dated October 8, 2009 regarding Credit Agreement Amendment